                                 EXHIBIT 10(p)

                             BELL INDUSTRIES, INC.

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 21, 1997 and entered into by and among Bell Industries, Inc., a California corporation (the "Company"), Bell Ontario Holding, Inc., a
California corporation and wholly-owned subsidiary of the Company, the financial institutions listed on the signature pages hereof (the "Lenders"), and Union Bank of California, N.A., as agent for the Lenders (in such capacity, "Agent"). This Amendment amends the Credit Agreement dated as of January 7, 1997 (the "Credit Agreement") by and among the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, the parties hereto entered into the Credit Agreement, which provides for aggregate Commitments of $250,000,000;

     WHEREAS, the parties hereto desire to make certain amendments as set forth below.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

                                   ARTICLE I

                       AMENDMENTS TO THE CREDIT AGREEMENT

     1.1 AMENDMENTS TO SECTION 3.2: LETTER OF CREDIT FEES. Section 3.2(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(ii) with respect to each Commercial Letter of Credit, (a) an issuance fee in an amount equal to one-eighth of one percent (1/8 of 1%) of the face amount of such Commercial Letter of Credit, with the minimum issuance fee being an amount in accordance with the Issuing Lender's standard schedule for such charges in effect at the time of such issuance, payable to Issuing Lender for its own account, or, at any time that the Letter of Credit Usage in respect of Commercial Letters of Credit is greater than $100,000, for the account of Lenders, upon the issuance of such Commercial Letter of Credit, (b) in the case of a sight draft presented to Issuing Lender, a negotiation commission in an amount equal to one-fourth of one percent (1/4 of 1%) of the face amount of such draft, with the minimum such commission being an amount in accordance with the Issuing Lender's standard schedule for such charges in effect at the time of such presentation, payable to Issuing Lender for its own account, or, at any time that the Letter of Credit Usage in respect of Commercial Letters of Credit is greater than $100,000, for the account of Lenders, upon the giving of notice by the Issuing Lender to Company that Issuing Lender has paid such draft, and (c) in the case of any amendment requested by Company with respect to an outstanding Commercial Letter of Credit (other than an amendment that increases the face amount of such outstanding Commercial Letter of Credit, the fee with respect to which shall be computed in the same manner as an issuance fee under clause (a) above with respect to such incremental amount, with the minimum fee being an amount in accordance with the Issuing Lender's standard schedule for such charges in effect at the time of such amendment), an amendment fee in an amount in accordance with the Issuing Lender's standard schedule for such charges in effect at the time of such amendment, payable to Issuing Lender for its own account upon the issuance of such amendment;"

     1.2 AMENDMENTS TO SECTION 3.8: ONTARIO LETTER OF CREDIT. Section 3.8 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

          "Any notice to the Trustee (as defined in the Reimbursement
     Agreement) to the effect that an Event of Default (as defined in the Reimbursement Agreement) has occurred under the Reimbursement Agreement and that the Issuing Bank is not reinstating such Trustee's right to draw by its Interest Draft (as defined in the Reimbursement Agreement) under the Ontario Letter of Credit shall be given by Issuing Lender only at the direction of Requisite Lenders."

     1.3 AMENDMENTS TO SECTION 7.4: CONTINGENT OBLIGATIONS. Section 7.4(iii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(iii) Company may become and remain liable with respect to Contingent Obligations under Hedge Agreements;"


                                   ARTICLE II

                           EFFECTIVENESS OF AMENDMENT

     This Amendment shall become effective as of January 21, 1997 (the "First Amendment Effective Date") upon the receipt by Agent of a counterpart signature page hereof executed by a duly authorized officer of each party listed on the signature pages hereof.

                                  ARTICLE III

                                 MISCELLANEOUS

     3.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent, any Lender or any Issuing Lender under, the Credit Agreement or any of the other Loan Documents.

     3.2 HEADINGS. Section and subsection headings in the Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     3.3 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     3.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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                                       3

                                 EXHIBIT 10(p)

                             BELL INDUSTRIES, INC.

                      SECOND AMENDMENT TO CREDIT AGREEMENT


        This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 6, 1997 and entered into by and among Bell Industries, Inc., a California corporation ("Company"), Bell Ontario Holding, Inc., a California corporation ("Bell Ontario") and wholly-owned subsidiary of Company, the financial institutions listed on the signature pages hereof ("Lenders"), and Union Bank of California, N.A. ("UBOC"), as agent for Lenders (in such capacity, "Agent"). This Amendment amends the Credit Agreement dated as of January 7, 1997 as amended by a First Amendment to Credit Agreement dated as of January 21, 1997 (the "Credit Agreement") by and among Company, Bell Ontario, UBOC as Lender, and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

        WHEREAS, Company, Bell Ontario, UBOC as Lender, and Agent entered into the Credit Agreement, which provides for aggregate Commitments of $250,000,000;

        WHEREAS, UBOC as Lender has assigned portions of its Revolving Loan Commitments and Loans to the other Lenders party hereto; and

        WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                       AMENDMENTS TO THE CREDIT AGREEMENT

        1.1 AMENDMENT TO SECTION 3.2: LETTER OF CREDIT FEES. Section 3.2(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                "(ii) with respect to ecah Commercial Letter of Credit, (a) an issuance fee in an amount equal to one-eighth of one percent (1/8 of 1%) of the face amount of such Commercial Letter of Credit, with the minimum issuance fee being an amount in accordance with the Issuing Lender's standard schedule for such charges in effect at the time of such issuance, payable as to such minimum issuance fee to Issuing Lender for its own account, and as to all amounts in excess of such minimum issuance fee to Agent for the account of Lenders, upon the issuance of such Commercial Letter of Credit, (b) in the case of a sight draft presented to Issuing Lender, a negotiation commission in an amount equal to one-fourth of one percent (1/4 of 1%) of the face amount of such draft, with the minimum such commission being an amount in accordance with the Issuing Lender's standard schedule for such charges in effect at the time of such presentation, payable as to such minimum commission to Issuing Lender for its own account, and as to all amounts in excess of such minimum commission to Agent for the account of Lenders, upon the giving of notice by the Issuing Lender to Company that Issuing Lender has paid such draft, and (c) in the case of any amendment requested by Company with respect to an outstanding Commercial Letter of Credit (other than an amendment that increases the face amount of such outstanding Commercial Letter of Credit, the fee with respect to which shall be computed in the same manner as an issuance fee under clause (a) above with respect to such incremental amount, with the minimum fee being an amount in accordance with the Issuing Lender's standard schedule for such charges in effect at the time of such amendment), an amendment fee in an amount in accordance with the Issuing Lender's standard schedule for such charges in effect at the time of such amendment, payable to Issuing Lender for its own account upon the issuance of such amendment;"

        1.2 AMENDMENT TO SECTION 10: MISCELLANEOUS. Section 10 of the Credit Agreement is hereby adding a new subsection 10.22 at the end thereof to read as follows:

                "10.22 LIMITATION ON COLLATERAL SECURING ONTARIO GUARANTY. Notwithstanding anything to the contrary contained in the Loan Documents, (a) Company, Ontario Subsidiary, Lenders and Agent agree that the Ontario Guaranty shall be secured only by the Inventory of Company and its Subsidiaries (the "Inventory Collateral") and by the capital stock issued to Company by Ontario Subsidiary (the "Ontario Subsidiary Stock Collateral"), (b) until such time as the security interests granted in favor of Agent pursuant to the Collateral Documents are terminated pursuant to Section 10.11 hereof, Company will not permit Eligible Inventory to be less than 200% of the outstanding amount of the Ontario Letter of Credit, and (c) if after the occurrence of an Event of Default Agent forecloses on Collateral pursuant to the Collateral Documents, the proceeds of the Inventory Collateral and the Ontario Subsidiary Stock Collateral shall first be applied to all Obligations of Company under the Ontario Guaranty and then shall be applied to all other Obligations under the Loan Documents. Nothing in the preceding sentence shall affect the validity of the security interests granted to Agent by Ontario Subsidiary pursuant to the Reimbursement Agreement and the Pledge Agreement and Deed of Trust referred to therein."

                                   ARTICLE II

                           EFFECTIVENESS OF AMENDMENT

     This Amendment shall become effective as of February 6, 1997 (the "Second Amendment Effective Date") upon the receipt by Agent of a counterpart signature page hereof executed by a duly authorized officer of the Company, Bell Ontario, Requisite Lenders and Agent.

                                  ARTICLE III

                                 MISCELLANEOUS

     3.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (a) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) Except as specifically amended by this Amendment and the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent, any Lender or any Issuing Lender under, the Credit Agreement or any of the other Loan Documents.

     3.2 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     3.3 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     3.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


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                                       4

                                 Exhibit 10(p)

                             BELL INDUSTRIES, INC.

                      THIRD AMENDMENT TO CREDIT AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of August 1, 1997 and entered into by and among Bell Industries, Inc., a California corporation ("Company"), Bell Ontario Holding, Inc., a California corporation ("Bell Ontario") and wholly-owned subsidiary of Company, the financial institutions listed on the signature pages hereof ("Lenders") executing this Amendment, and Union Bank of California, N.A. ("UBOC"), as agent for Lenders (in such capacity, "Agent"). This Amendment amends the Credit Agreement dated as of January 7, 1997 as amended by the First Amendment to Credit Agreement dated as of January 21, 1997 and the Second Amendment to Credit Agreement dated as of February 6, 1997 (the "Credit Agreement") by and among Company, Bell Ontario, the Lenders, and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                       AMENDMENTS TO THE CREDIT AGREEMENT

     1.1 AMENDMENT TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS. Subsections 2.1B, 2.2D and 2.4B(i) of the Credit Agreement are each hereby amended by deleting the phrase "integral multiples of $1,000,000" each time such phrase appears and substituting therefor the phrase "integral multiples of $1,000."

     1.2 AMENDMENT TO SUBSECTION 7.3: INVESTMENTS; JOINT VENTURES. Subsection
7.3 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (vi) thereof, renumbering clause (vii) as clause (viii), and inserting the following after clause (vi):

     "(vii) Company and its Subsidiaries may make and own Investments pursuant to Section 2[J] of the Industrial Incentives Act of 1987, as amended, of the

Commonwealth of Puerto Rico in an aggregate principal amount not to exceed at any time $5,000,000, provided that (A) such Investments shall mature on or before August 1, 2007, (B) the initial Investments permitted by this subsection 7.3(vii) be made on or before December 31, 1997, and (C) such Investments shall consist of (x) marketable securities backed by the full faith and credit of the Commonwealth of Puerto Rico having the highest rating obtainable from Standard and Poor's Ratings Group, Moody's Investors Service, Inc. or another nationally recognized rating agency, or (y) certificates of deposit issued by a Puerto Rico branch of any Lender or of a commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia meeting the requirements of clauses (a) and (b) of clause (iv) of the definition of "Cash Equivalents".

                                   ARTICLE II

                           EFFECTIVENESS OF AMENDMENT

     This Amendment shall become effective as of August 1, 1997 (the "Third Amendment Effective Date") upon the receipt by Agent of a counterpart signature page hereof executed by a duly authorized officer of the Company, Bell Ontario, Requisite Lenders and Agent.

                                  ARTICLE III

                                 MISCELLANEOUS

     3.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (a) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent, any Lender or any Issuing Lender under, the Credit Agreement or any of the other Loan Documents.

     3.2 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     3.3 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     3.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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                                       3

                                 EXHIBIT 10(p)


                             BELL INDUSTRIES, INC.

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

             This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 31, 1997 and entered into by and among Bell Industries, Inc., a California corporation ("Company"), Bell Ontario Holding, Inc., a California corporation ("Bell Ontario") and wholly-owned subsidiary of Company, the financial institutions listed on the signature pages hereof ("Lenders") executing this Amendment, and Union Bank of California, N.A. ("UBOC"), as agent for Lenders (in such capacity, "Agent"). This Amendment amends the Credit Agreement dated as of January 7, 1997, as amended by the First Amendment to Credit Agreement dated as of January 21, 1997, the Second Amendment to Credit Agreement dated as of February 6, 1997, and the Third Amendment to Credit Agreement dated as of August 1, 1997 (the "Credit Agreement") by and among Company, Bell Ontario, the Lenders, the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

             WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below.

             NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                       AMENDMENTS TO THE CREDIT AGREEMENT

             1.1     AMENDMENT TO SUBSECTION 1.1: CERTAIN DEFINED TERMS.

             A. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions:

                     "Ontario Warehouse" means the real property and improvements described in the Ontario Purchase Agreement.

                     "Headquarters Building" means the new headquarters building in El Segundo, California purchased by the Company.

             B. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable LIBOR Rate Margin" in its entirety and substituting the following therefor:

             "APPLICABLE LIBOR RATE MARGIN" means the following:

             (i) if the Consolidated Leverage Ratio is greater than or equal to 4.00 to 1.00, 1.75%;

             (ii)    if the Consolidated Leverage Ratio is less than 4.00 to
1.00 but greater than or equal to 3.50 to 1.00, 1.50%;

             (iii)   if the Consolidated Leverage Ratio is less than 3.50 to
1.00 but greater than or equal to 3.00 to 1.00, 1.25%;

             (iv)    if the Consolidated Leverage Ratio is less than 3.00 to
1.00 but greater than or equal to 2.25 to 1.00, 1.00%;

             (v)     if the Consolidated Leverage Ratio is less than 2.25 to
1.00 but greater than or equal to 1.50 to 1.00, 0.75%; and

             (vi) if the Consolidated Leverage Ratio is less than 1.50 to 1.00, 0.50%

             1.2 AMENDMENT TO SECTION 7.6: FINANCIAL COVENANTS. Section 7.6 of the Credit Agreement is hereby amended by deleting Section 7.6 in its entirety and substituting the following therefor:

                     A. MINIMUM INTEREST COVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated Adjusted EBITDA to (ii) Consolidated Interest Expense for any four-Fiscal Quarter period ending on or after the Closing Date to be less than the correlative ratio indicated below, provided that for purposes of clause (ii) above Consolidated Interest Expense shall be calculated as follows: (i) for the four-Fiscal Quarter ending March 31, 1997, such amount for the Fiscal Quarter ending on such date times four, (ii) for the four-Fiscal Quarter period ending June 30, 1997, such amount for the two-Fiscal Quarter period ending on such date times two, (iii) for the four-Fiscal Quarter period ending September 30, 1997, such amount for the three-Fiscal Quarter period ending on such date times 1 1/3, and (iv) for the four-Fiscal Quarter period ending December 31, 1997 and any time thereafter, such amount for such four-Fiscal Quarter period:

                                            MINIMUM INTEREST
        PERIOD                               COVERAGE RATIO
        ------                              ----------------

Closing Date through 12/31/97                   3.25:1.00
1/1/98 through 9/30/98                          3.00:1.00
10/1/98 and thereafter                          3.25:1.00

        B. MINIMUM FIXED CHARGE COVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated Adjusted EBITDA minus Consolidated Capital Expenditures other than Consolidated Capital Expenditures consisting of Capital Leases (such Consolidated Capital Expenditures to be calculated on a pro forma basis to give effect to the Merger and the acquisition of Milgray by Company) to (ii) Consolidated Fixed Charges for any four-Fiscal Quarter period ending during any of the periods set forth below to be less than the correlative ratio indicated:

                                              MINIMUM FIXED
        PERIOD                            CHARGE COVERAGE RATIO
        ------                            ---------------------

Closing Date through 6/30/98                    1.05:1.00
7/1/98 through 12/31/98                         1.15:1.00
1/1/99 and thereafter                           1.20:1.00

        Solely for purposes of determining Consolidated Capital Expenditures in this Subsection 7.6B, (i) the following amounts of capital expenditures for each of the Fiscal Quarters in Fiscal Year 1997 relating to the Ontario Warehouse and the Headquarters Building shall not be included as Consolidated Capital Expenditures in such quarter:


        FISCAL QUARTER                       CARVE-OUT AMOUNT
        --------------                       ----------------

Quarter ended 3/31/97                              $800,000
Quarter ended 6/30/97                             2,800,000
Quarter ended 9/30/97                             2,500,000
Quarter ended 12/31/97                            2,500,000

and (ii) up to $3.5 Million of capital expenditures, if made, in Fiscal Year 1998 relating to the Ontario Warehouse shall not be included as Consolidated Capital Expenditures.

        C. MAXIMUM CONSOLIDATED LEVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated Total Debt to (ii) Consolidated Adjusted

          EBITDA for any four-Fiscal Quarter period ending during any of the periods set forth below to exceed the correlative ratio indicated:

               PERIOD                                MAXIMUM LEVERAGE RATIO

          ---------------                                   ---------
     Closing Date through 9/30/97                           3.85:1.00
     10/1/97 through 9/30/98                                4.25:1.00
     10/1/98 through 3/31/99                                4.00:1.00
     4/1/99 through 3/31/2000                               3.75:1.00
     4/1/2000 through 3/31/2001                             3.50:1.00
     4/1/2001 through 6/30/2001                             3.25:1.00
     7/1/2001 and thereafter                                3.00:1.00

                                   ARTICLE II

                           EFFECTIVENESS OF AMENDMENT

     This Amendment shall become effective as of December 31, 1997 (the "Fourth Amendment Effective Date") upon (a) the receipt by Agent of a counterpart signature page hereof executed by a duly authorized officer of the Company, Bell Ontario, Requisite Lenders and Agent, and (b) receipt by the Agent for distribution by the Agent ratably to the Lenders of a fee equal to one sixteenth (1/16th) of one (1) percent of the sum of (i) the Revolving Loan Commitments (whether used or unused) and (ii) the outstanding principal amount of the Term Loans.

                                  ARTICLE III

                                 MISCELLANEOUS

     3.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (a) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         (b) Except as specifically amended in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent, any Lender or any Issuing Lender under, the Credit Agreement or any of the other Loan Documents.

     3.2 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     3.3 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     3.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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                                       5